UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2016

First Financial Corporation

(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

P. O. Box 540, Terre Haute, Indiana (Address of Principal Executive Offices)	47808 (Zip Code)

Registrant's telephone number, including area code 812-238-6334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits

On October 25, 2016, the Registrant issued a press release reporting its financial results for the three and nine months ended September 30, 2016. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.	Description

99.1	Press Release, dated October 25, 2016 issued by First Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated October 25, 2016
/s/Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer

Exhibit Index

Exhibit Number

99.1	Press Release, October 25, 2016 issued by First Financial Corporation